                                                                    EXHIBIT 24.1

                                 HYDRIL COMPANY

                               POWER OF ATTORNEY

     WHEREAS, HYDRIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-1, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with an offering of shares of common stock, par value $.50 per share, of the Company, by certain of the Company's stockholders.

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint CHRISTOPHER T. SEAVER AND MICHAEL C. KEARNEY, and each of them severally, his true and lawful attorneys or attorney and agents or agent with power to act, with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, any amendment or amendments thereto (including post-effective amendments), and any registration statement for the same offering filed pursuant to Rule 462 under the Act, and to file the same or cause the same to be filed with the Commission, together with any and all exhibits and other documents relating thereto as said attorneys or either of them shall deem necessary, advisable or appropriate in connection therewith. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 4 day of April, 2001.



                                       /s/  Richard A. Archer
                                       ----------------------
                                       Richard A. Archer

                                                                    EXHIBIT 24.1

                                 HYDRIL COMPANY

                               POWER OF ATTORNEY

     WHEREAS, HYDRIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-1, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with an offering of shares of common stock, par value $.50 per share, of the Company, by certain of the Company's stockholders.

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint CHRISTOPHER T. SEAVER AND MICHAEL C. KEARNEY, and each of them severally, his true and lawful attorneys or attorney and agents or agent with power to act, with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, any amendment or amendments thereto (including post-effective amendments), and any registration statement for the same offering filed pursuant to Rule 462 under the Act, and to file the same or cause the same to be filed with the Commission, together with any and all exhibits and other documents relating thereto as said attorneys or either of them shall deem necessary, advisable or appropriate in connection therewith. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26 day of April, 2001.



                                       /s/  Gordon B. Crary, Jr.
                                       -------------------------
                                       Gordon B. Crary, Jr.

                                                                    EXHIBIT 24.1

                                 HYDRIL COMPANY

                               POWER OF ATTORNEY

     WHEREAS, HYDRIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-1, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with an offering of shares of common stock, par value $.50 per share, of the Company, by certain of the Company's stockholders.

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint CHRISTOPHER T. SEAVER AND MICHAEL C. KEARNEY, and each of them severally, his true and lawful attorneys or attorney and agents or agent with power to act, with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, any amendment or amendments thereto (including post-effective amendments), and any registration statement for the same offering filed pursuant to Rule 462 under the Act, and to file the same or cause the same to be filed with the Commission, together with any and all exhibits and other documents relating thereto as said attorneys or either of them shall deem necessary, advisable or appropriate in connection therewith. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26 day of April, 2001.



                                       /s/  Kenneth S. McCormick
                                       -------------------------
                                       Kenneth S. McCormick

                                                                    EXHIBIT 24.1

                                 HYDRIL COMPANY

                               POWER OF ATTORNEY

     WHEREAS, HYDRIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-1, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with an offering of shares of common stock, par value $.50 per share, of the Company, by certain of the Company's stockholders.

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint CHRISTOPHER T. SEAVER AND MICHAEL C. KEARNEY, and each of them severally, his true and lawful attorneys or attorney and agents or agent with power to act, with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, any amendment or amendments thereto (including post-effective amendments), and any registration statement for the same offering filed pursuant to Rule 462 under the Act, and to file the same or cause the same to be filed with the Commission, together with any and all exhibits and other documents relating thereto as said attorneys or either of them shall deem necessary, advisable or appropriate in connection therewith. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26 day of April, 2001.



                                       /s/  Patrick T. Seaver
                                       ----------------------
                                       Patrick T. Seaver

                                                                    EXHIBIT 24.1

                                 HYDRIL COMPANY

                               POWER OF ATTORNEY

     WHEREAS, HYDRIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-1, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with an offering of shares of common stock, par value $.50 per share, of the Company, by certain of the Company's stockholders.

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint CHRISTOPHER T. SEAVER AND MICHAEL C. KEARNEY, and each of them severally, his true and lawful attorneys or attorney and agents or agent with power to act, with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, any amendment or amendments thereto (including post-effective amendments), and any registration statement for the same offering filed pursuant to Rule 462 under the Act, and to file the same or cause the same to be filed with the Commission, together with any and all exhibits and other documents relating thereto as said attorneys or either of them shall deem necessary, advisable or appropriate in connection therewith. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26 day of April, 2001.



                                       /s/  T. Don Stacy
                                       -----------------
                                       T. Don Stacy

                                                                    EXHIBIT 24.1

                                 HYDRIL COMPANY

                               POWER OF ATTORNEY

     WHEREAS, HYDRIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-1, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with an offering of shares of common stock, par value $.50 per share, of the Company, by certain of the Company's stockholders.

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint MICHAEL C. KEARNEY his true and lawful attorney and agent with power to act, with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, any amendment or amendments thereto (including post-effective amendments), and any registration statement for the same offering filed pursuant to Rule 462 under the Act, and to file the same or cause the same to be filed with the Commission, together with any and all exhibits and other documents relating thereto as said attorney shall deem necessary, advisable or appropriate in connection therewith. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26 day of April, 2001.



                                       /s/  Christopher T. Seaver
                                       --------------------------
                                       Christopher T. Seaver

                                                                    EXHIBIT 24.1

                                 HYDRIL COMPANY

                               POWER OF ATTORNEY

     WHEREAS, HYDRIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-1, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with an offering of shares of common stock, par value $.50 per share, of the Company, by certain of the Company's stockholders.

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint CHRISTOPHER T. SEAVER his true and lawful attorney and agent with power to act, with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, any amendment or amendments thereto (including post-effective amendments), and any registration statement for the same offering filed pursuant to Rule 462 under the Act, and to file the same or cause the same to be filed with the Commission, together with any and all exhibits and other documents relating thereto as said attorney shall deem necessary, advisable or appropriate in connection therewith. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 27 day of April, 2001.



                                       /s/  Michael C. Kearney
                                       -----------------------
                                       Michael C. Kearney